UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013 (May 14, 2013)

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

Effective May 14, 2013, Ramco-Gershenson Properties Trust (The “Company”) amended its Change in Control Policy for the benefit of the Company’s chief executive officer, chief financial officer, executive vice presidents or any senior vice president (the “Covered Officers”).  The amendment modifies the calculation of the change in control benefits that the Covered Officers would be entitled to upon a qualifying event.

The foregoing description is qualified in its entirety by the Change in Control Policy attached as Exhibit 10.1 hereto, which is hereby incorporated by reference.

Item 9.01                     Financial Statements and Exhibits

(d)                                 Exhibits.

     10.1           Change in Control Policy, dated May 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: May 16, 2013	By:	/s/ GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Change in Control Policy, dated May 14, 2013